SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 29, 2005, by and among Rebel Holdings, LLC, a California limited liability company with headquarters located at 6601 Center Drive West, Suite 200, Los Angeles, California 90045 (the "Company"), and Digicorp, a Utah corporation with headquarters located at 100 Wilshire Boulevard, Suite 1750, Santa Monica, California (the "Buyer").

      WHEREAS, the Company and the Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

      WHEREAS, Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, a $556,306.53 loan receivable (the "Loan Receivable") from Rebel Crew Films, Inc., a California corporation ("Rebel Crew Films"), in exchange for the issuance to the Company of a 4.5% secured convertible note, in the form attached hereto as Exhibit "A", in the aggregate principal amount of Five Hundred Fifty-Six Thousand Three Hundred Six Dollars and Fifty-Three Cents ($556,306.53) (the "Note"), convertible into shares of common stock, par value $.001 per share, of Buyer (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in such Note;

      WHEREAS, simultaneously herewith, the Buyer is entering into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which the Buyer is purchasing all of the issued and outstanding shares of capital stock of Rebel Crew Films from the stockholders of Rebel Crew Films (the "Rebel Crew Films Stockholders"); and

      WHEREAS, it is a condition to the obligations of the Rebel Crew Films Stockholders under the Stock Purchase Agreement that this Agreement be executed and the parties hereto are willing to execute, and to be bound by, the provisions of this Agreement.

      NOW THEREFORE, in consideration of the foregoing and the premises and the mutual covenants and agreements hereinafter contained, the Company and the Buyer hereby agree as follows:

            1. PURCHASE AND SALE OF LOAN RECEIVABLE.

                  a. Purchase of Loan Receivable. On the Closing Date (as defined below), the Company shall sell and assign to the Buyer and the Buyer agrees to purchase from the Company the Loan Receivable.

                  b. Form of Payment. On the Closing Date (as defined below), the Buyer shall issue and deliver the Note to the Company as consideration for the Loan Receivable.

                  c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Sections 5 and 6 below, the date and time of the purchase, sale and assignment of the Loan Receivable pursuant to this Agreement (the "Closing Date") shall be December 29, 2005, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.

            2. BUYER REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to the Company that:

                  a. Organization and Good Standing. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. The Buyer is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified would not have a material adverse effect on the business, properties, assets, results of operations, or condition (financial or otherwise) ("Material Adverse Effect") on the Buyer and any subsidiaries taken as a whole.

                  b. Authorization of Agreement. The Buyer has full corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Buyer in connection with the consummation of the transactions contemplated hereby and thereby (the "Buyer Documents"), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Buyer of this Agreement and each Buyer Document have been duly authorized by all necessary corporate action on behalf of the Buyer. This Agreement has been, and each Buyer Document will be at or prior to the Closing, duly executed and delivered by the Buyer and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each Buyer Document when so executed and delivered will constitute, legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  c. Capitalization.

                        (i) The authorized capital stock of the Buyer consists of 50,000,000 shares of common stock, $.001 par value per share. As of the date hereof, there are 14,200,104 shares of Common Stock of the Buyer issued and outstanding. All of the issued and outstanding shares of Common Stock of the Buyer were duly authorized for issuance and are validly issued, fully paid and non-assessable.

                        (ii) Except as set forth in the Commission Documents (defined below), there is no existing option, warrant, call, right, commitment or other agreement of any character to which the Buyer is a party requiring, and there are no securities of the Buyer outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Buyer or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Buyer. The Buyer is not, and to the Buyer's knowledge none of the Buyer's shareholders is, a party to any voting trust or other voting agreement with respect to any of the shares of Common Stock of the Buyer or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the Buyer.

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

                  d. Subsidiaries. The Buyer has no subsidiaries.

                  e. Corporate Records.

                        (i) The Buyer has delivered to the Company true, correct and complete copies of the articles of incorporation (each certified by the Secretary of State or other appropriate official of the applicable jurisdiction of organization) and bylaws (each certified by the secretary, assistant secretary or other appropriate officer) or comparable organizational documents of the Buyer.

                        (ii) The minute books of the Buyer previously made available to the Company contain complete and accurate records of all meetings since December 31, 2004 and accurately reflect all other corporate action of the stockholders and board of directors (including committees thereof) of the Buyer since December 31, 2004. The stock transfer ledger of the Buyer previously made available to the Buyer are true, correct and complete.

                  f. Conflicts; Consents of Third Parties.

                        (i) Neither of the execution and delivery by the Buyer of this Agreement and of the Buyer Documents, nor the compliance by the Buyer with any of the provisions hereof or thereof will: (i) conflict with, or result in the breach of, any provision of the articles of incorporation or bylaws of the Buyer; (ii) conflict with, violate, result in the breach of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other obligation to which the Buyer is a party or by which the Buyer or its properties or assets are bound; or (iii) violate any statute, rule, regulation, order or decree of any governmental body or authority by which the Buyer is bound; or
(iv) result in the creation of any lien of any kind or nature upon the properties or assets of the Buyer.

                        (ii) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental body is required on the part of the Buyer in connection with the execution and delivery of this Agreement or the Buyer Documents or the compliance by Buyer with any of the provisions hereof or thereof.

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

                  g. Commission Documents; Financial Statements. The Buyer's Common Stock is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and since December 31, 2004 the Buyer has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Exchange Act, including pursuant to Sections 13, 14 or 15(d) thereof (all of the foregoing and all exhibits included therein and financial statement and schedules thereto, including filings incorporated by reference therein being referred to herein as the "Commission Documents"). At the times of their respective filings, the Buyer's Form 10-QSB for the fiscal quarter ended September 30, 2005 (the "Form 10-QSB") and the Buyer's Form 10-KSB for the fiscal year ended June 30, 2005 (the "Form 10-KSB") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and the Form 10-QSB and Form 10-KSB at the time of their respective filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents were complete and correct in all material respects and complied with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the Notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Buyer as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

            h. Registration and Listing. The Buyer's Common Stock is currently quoted on the OTC Bulletin Board and is in compliance with any continued listing requirements thereunder.

            i. No Undisclosed Liabilities or Liens. The Buyer does not have any indebtedness, obligations, liabilities, or Liens of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that are not reflected in the Commission Documents.

            j. Absence of Certain Developments. Except as expressly contemplated by this Agreement, as set forth in the attached disclosure schedules of the Buyer (the "Buyer Disclosure Schedules") or as set forth in the Commission Documents, since June 30, 2005:

                        (i) there has not been any material adverse change in the business, assets or financial condition of the Buyer nor has there occurred any event which is reasonably likely to result in a material adverse change in the business, assets or financial condition of the Buyer;

                        (ii) there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property and assets of the Buyer having a replacement cost of more than $25,000 for any single loss or $50,000 for all such losses;

                        (iii) there has not been any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Buyer or any repurchase, redemption or other acquisition by the Buyer of any outstanding shares of capital stock or other securities of, or other ownership interest in, the Buyer;

                        (iv) the Buyer has not awarded or paid any bonuses to employees of the Buyer or agreed to increase the compensation payable or to become payable by it to any of the Buyer's directors, officers, employees, agents or representatives or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or representatives (other than normal increases in the ordinary course of business consistent with past practice and that in the aggregate have not resulted in a material increase in the benefits or compensation expense of the Buyer);

                        (v) there has not been any change by the Buyer in accounting or tax reporting principles, methods or policies;

                        (vi) the Buyer has not entered into any transaction or conducted its business other than in the ordinary course consistent with past practice;

                        (vii) the Buyer has not failed to promptly pay and discharge current liabilities except where disputed in good faith by appropriate proceedings;

                        (viii) the Buyer has not made any loans, advances or capital contributions to, or investments in, any person or entity;

                        (ix) the Buyer has not mortgaged, pledged or subjected to any lien any of its assets, or acquired any assets or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets of the Buyer, except for assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with past practice;

                        (x) the Buyer has not discharged or satisfied any lien, or paid any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Buyer;

                        (xi) the Buyer has not canceled or compromised any debt or claim or amended, canceled, terminated, relinquished, waived or released any contract or right except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Buyer;

                        (xii) the Buyer has not made or committed to make any capital expenditures or capital additions or betterments in excess of $20,000 individually or $40,000 in the aggregate;

                        (xiii) the Buyer has instituted or settled any material legal proceeding; and (xiv) the Buyer has not agreed to do anything set forth in this Section 2(j).

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

            k. Taxes.

                        (i) Except as set forth in the Buyer Disclosure Schedules, to the Buyer's knowledge: (i) all material tax returns required to be filed by or on behalf of the Buyer have been properly prepared and duly and timely filed with the appropriate taxing authorities in all jurisdictions in which such tax returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such tax returns were true, complete and correct in all material respects; (ii) all amounts shown on such tax returns (including interest and penalties) as due from the Buyer have been fully and timely paid, and adequate reserves or accruals for taxes have been provided in the Commission Documents with respect to any period for which tax returns have not yet been filed or for which taxes are not yet due and owing; and (iii) the Buyer has not executed or filed with the IRS or any other taxing authority any agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of taxes (including, but not limited to, any applicable statute of limitation), and no power of attorney with respect to any tax matter is currently in force.

                        (ii) To the Buyer's knowledge, the Buyer has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of taxes and has duly and timely withheld from employee salaries, wages and other compensation and has paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable laws.

                        (iii) The Company has received complete copies of: (A) all material federal, state, local and foreign income or franchise tax returns of the Buyer relating to the taxable periods since January 1, 2002; and (B) any audit report issued within the last three years relating to any material taxes due from or with respect to the Buyer its income, assets or operations. To the Buyer's knowledge, all income and franchise tax returns filed by or on behalf of the Buyer for the taxable years ended on the respective dates set forth in the Buyer Disclosure Schedules have been examined by the relevant taxing authority or the statute of limitations with respect to such tax returns has expired.

                        (iv) The Buyer Disclosure Schedules list all material types of taxes paid and material types of tax returns filed by or on behalf of the Buyer. Except as set forth in the Buyer Disclosure Schedules, to the Buyer's knowledge, no claim has been made by a taxing authority in a jurisdiction where the Buyer does not file tax returns such that it is or may be subject to taxation by that jurisdiction.

                        (v) To the Buyer's knowledge, no claim has been made by a taxing authority in a jurisdiction where the Buyer does not file tax returns such that it is or may be subject to taxation by that jurisdiction.

                        (vi) To the Buyer's knowledge, all deficiencies asserted or assessments made as a result of any examinations by the IRS or any other taxing authority of the tax returns of or covering or including the Buyer have been fully paid, and there are no other audits or investigations by any taxing authority in progress, nor to the Buyer's knowledge has the Buyer received any notice from any taxing authority that it intends to conduct such an audit or investigation. To the Buyer's knowledge, no issue has been raised by a federal, state, local or foreign taxing authority in any current or prior examination which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for any subsequent taxable period.

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

                        (vii) To the Buyer's knowledge, the Buyer is not subject to any private letter ruling of the IRS or comparable rulings of other taxing authorities.

                        (viii) To the Buyer's knowledge, there are no liens as a result of any unpaid taxes upon any of the assets of the Buyer.

            l. Real Property.

                        (i) The Buyer Disclosure Schedules set forth a complete list of all real property and interests in real property leased by the Buyer (individually, a "Buyer Real Property Lease" and the real properties specified in such leases being referred to herein individually as a "Buyer Property" and collectively as the "Buyer Properties") as lessee or lessor. Buyer Property constitutes all interests in real property currently used or currently held for use in connection with the business of the Buyer and which are necessary for the continued operation of the business of the Buyer as the business is currently conducted. The Buyer has a valid and enforceable leasehold interest under each of the Buyer Real Property Leases, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and the Buyer has not received any written notice of any default or event that with notice or lapse of time, or both, would constitute a default by the Buyer under any of the Buyer Real Property Leases. All of the Buyer Property, buildings, fixtures and improvements thereon owned or leased by the Buyer are in good operating condition and repair (subject to normal wear and tear). The Buyer has delivered or otherwise made available to the Company and the Sellers true, correct and complete copies of the Buyer Real Property Leases, together with all amendments, modifications or supplements, if any, thereto.

                        (ii)  The  Buyer  has  all  material   certificates   of
occupancy and permits of any governmental body necessary or useful for the current use and operation of each Buyer Property, and the Buyer has fully complied with all material conditions of the permits applicable to them. No default or violation, or event that with the lapse of time or giving of notice or both would become a default or violation, has occurred in the due observance of any permit.

            m. Tangible Personal Property.

                        (i) The Buyer Disclosure Schedules set forth all leases of personal property ("Buyer Personal Property Leases") involving annual payments in excess of $25,000 relating to personal property used in the business of the Buyer to which the Buyer is a party or by which the properties or assets of the Buyer is bound.

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

                        (ii) The Buyer has a valid leasehold interest under each
of the Buyer Personal Property Leases under which it is a lessee, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no default under any Buyer Personal Property Lease by the Buyer or, to the best knowledge of the Buyer, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder.

                        (iii) The Buyer has good and marketable title to all of the items of tangible personal property reflected in the Commission Documents (except as sold or disposed of subsequent to the date thereof in the ordinary course of business consistent with past practice), free and clear of any and all Liens, other than as set forth in the Commission Documents. All such items of tangible personal property which, individually or in the aggregate, are material to the operation of the business of the Buyer are in good condition and in a state of good maintenance and repair (ordinary wear and tear excepted) and are suitable for the purposes used.

                        (iv) All of the items of tangible personal property used by the Buyer under the Buyer Personal Property Leases are in good condition and repair (ordinary wear and tear excepted) and are suitable for the purposes used.

            n. Intangible Property. The Buyer Disclosure Schedules contain a complete and correct list of each patent, trademark, trade name, service mark and copyright owned or used by the Buyer as well as all registrations thereof and pending applications therefor, and each license or other agreement relating thereto. Except as set forth in the Buyer Disclosure Schedules, each of the foregoing is owned by the party shown in such Buyer Disclosure Schedules as owning the same, free and clear of all Liens and is in good standing and not the subject of any challenge. There have been no claims made and the Buyer has not received any notice or otherwise knows or has reason to believe that any of the foregoing is invalid or conflicts with the asserted rights of others. The Buyer possesses all patents, patent licenses, trade names, trademarks, service marks, brand marks, brand names, copyrights, know-how, formulate and other proprietary and trade rights necessary for the conduct of its business as now conducted, not subject to any restrictions and without any known conflict with the rights of others and the Buyer has not forfeited or otherwise relinquished any such patent, patent license, trade name, trademark, service mark, brand mark, brand name, copyright, know-how, formulate or other proprietary right necessary for the conduct of its business as conducted on the date hereof. The Buyer is not under any obligation to pay any royalties or similar payments in connection with any license.

            o. Company Material Contracts. The Commission Documents describe all of the following contracts, agreements, commitments ("Contracts") to which the Buyer is a party or by which it is bound (collectively, the "Buyer Material Contracts"): (a) Contracts with any current officer or director of the Buyer;
(b) Contracts with any labor union or association representing any employee of the Buyer; (c) Contracts pursuant to which any party is required to purchase or sell a stated portion of its requirements or output from or to another party;
(d) Contracts for the sale of any of the assets of the Buyer other than in the ordinary course of business or for the grant to any person or entity of any preferential rights to purchase any of its assets; (e) joint venture agreements;
(f) material Contracts containing covenants of the Buyer not to compete in any line of business or with any person or entity in any geographical area or covenants of any other person or entity not to compete with the Buyer in any line of business or in any geographical area; (g) Contracts relating to the acquisition by the Buyer of any operating business or the capital stock of any other person or entity; (h) Contracts relating to the borrowing of money; or (i) any other Contracts, other than Buyer Real Property Leases, which involve the expenditure of more than $50,000 in the aggregate or $25,000 annually or require performance by any party more than one year from the date hereof. Except as set forth in the Commission Documents, all of the Buyer Material Contracts and other agreements are in full force and effect and are the legal, valid and binding obligation of the Buyer, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Except as set forth in the Commission Documents, the Buyer is not in default in any material respect under any Buyer Material Contracts, nor, to the knowledge of the Buyer, is any other party to any Buyer Material Contract in default thereunder in any material respect. There have been made available to the Company, its affiliates and their representatives true and complete copies of all of the Buyer Material Contracts.

            p. Employee Benefits.

                        (i) The Buyer Disclosure Schedules set forth a complete and correct list of: (i) all "employee benefit plans," as defined in Section 3(3) of ERISA, and any other pension plans or employee benefit arrangements, programs or payroll practices (including, without limitation, severance pay, vacation pay, company awards, salary continuation for disability, sick leave, retirement, deferred compensation, bonus or other incentive compensation, stock purchase arrangements or policies, hospitalization, medical insurance, life insurance and scholarship programs) maintained by the Buyer or to which the Buyer contributes or is obligated to contribute thereunder with respect to employees of the Buyer ("Buyer Employee Benefit Plans"); and (ii) all "employee pension plans," as defined in Section 3(2) of ERISA, maintained by the Buyer or any ERISA Affiliate or to which the Buyer or any ERISA Affiliate contributed or is obligated to contribute thereunder ("Buyer Pension Plans").

                        (ii) All contributions and premiums required by law or by the terms of any Buyer Employee Benefit Plan or Buyer Pension Plan which are defined benefit plans or money purchase plans or any agreement relating thereto have been timely made (without regard to any waivers granted with respect thereto) to any funds or trusts established thereunder or in connection therewith, and no accumulated funding deficiencies exist in any of such plans subject to Section 412 of ERISA.

                        (iii) There has been no violation of ERISA with respect to the filing of applicable returns, reports, documents and notices regarding any of the Buyer Employee Benefit Plans or Buyer Pension Plans with the Secretary of Labor or the Secretary of the Treasury or the furnishing of such notices or documents to the participants or beneficiaries of the Buyer Employee Benefit Plans or Buyer Pension Plans.

                        (iv) True, correct and complete copies of the following documents, with respect to each of the Buyer Employee Benefit Plans and Buyer Pension Plans (as applicable), have been delivered to the Company and the
Sellers: (i) any plans and related trust documents,  and all amendments thereto;
(ii) the most recent Forms 5500 for the past three years and schedules  thereto;
(iii) the most recent financial statements and actuarial valuations for the past three years; (iv) the most recent IRS determination letter; (v) the most recent summary plan descriptions (including letters or other documents updating such descriptions); and (vi) written descriptions of all non-written agreements relating to the Buyer Employee Benefit Plans and Buyer Pension Plans.

            q. Labor.

                        (i) The Buyer is not a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Buyer.

                        (ii) Except as set forth in the Commission Documents, no employees of the Buyer are represented by any labor organization. No labor organization or group of employees of the Buyer has made a pending demand for recognition, and there are no representation proceedings or petitions seeking a representation proceeding presently pending or, to the best knowledge of the Buyer, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal. There is no organizing activity involving the Buyer pending or, to the best knowledge of the Buyer, threatened by any labor organization or group of employees of the Buyer.

                        (iii) There are no (i) strikes, work stoppages, slowdowns, lockouts or arbitrations or (ii) material grievances or other labor disputes pending or, to the best knowledge of the Buyer, threatened against or involving the Buyer. There are no unfair labor practice charges, grievances or complaints pending or, to the best knowledge of the Buyer, threatened by or on behalf of any employee or group of employees of the Buyer.

            r. Litigation. To the knowledge of the Buyer, there is no suit, action, proceeding, investigation, claim or order pending or overtly threatened against the Buyer (or to the knowledge of the Buyer, pending or threatened, against any of the officers, directors or key employees of the Buyer with respect to their business activities on behalf of the Buyer), or to which the Buyer is otherwise a party, which, if adversely determined, would have a Material Adverse Effect on the Buyer, before any court, or before any governmental department, commission, board, agency, or instrumentality; nor to the knowledge of the Buyer is there any reasonable basis for any such action, proceeding, or investigation. The Buyer is not subject to any judgment, order or decree of any court or governmental agency except to the extent the same are not reasonably likely to have a Material Adverse Effect on the Buyer and the Buyer is not engaged in any legal action to recover monies due it or for damages sustained by it. There are no legal proceedings pending or, to the best knowledge of the Buyer, threatened that are reasonably likely to prohibit or restrain the ability of the Buyer to enter into this Agreement or consummate the transactions contemplated hereby.

            s. Compliance with Laws; Permits. The Buyer is in compliance with all laws applicable to the Buyer or to the conduct of the business or operations of the Buyer or the use of its properties (including any leased properties) and assets, except for such non-compliances as would not, individually or in the aggregate, have a Material Adverse Effect on the Buyer. The Buyer has all governmental permits and approvals from state, federal or local authorities which are required for the Buyer to operate its business as currently conducted, except for those the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on the Buyer.

            t.  Environmental  Matters.  Except as set  forth in the  Commission
Documents:

                        (i) the operations of the Buyer are in compliance with all Environmental Laws and all permits issued pursuant to Environmental Laws or otherwise;

                        (ii) the Buyer has obtained all permits required under all applicable Environmental Laws necessary to operate its business;

                        (iii) the Buyer is not the subject of any outstanding written order or Contract with any governmental authority, person or entity respecting Environmental Laws or any violation or potential violations thereof; and

                        (iv) the Buyer has not received any written communication alleging either or both that the Buyer may be in violation of any Environmental Law, or any permit issued pursuant to Environmental Law, or may have any liability under any Environmental Law.

            u. Insurance. The Buyer Disclosure Schedules set forth a complete and accurate list of all policies of insurance of any kind or nature covering the Buyer or any of its employees, properties or assets, including, without limitation, policies of life, disability, fire, theft, workers compensation, employee fidelity and other casualty and liability insurance. All such policies are in full force and effect, and, to the Buyer's knowledge, the Buyer is not in default of any provision thereof, except for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect on the Buyer.

            v. Inventories; Receivables; Payables.

                        (i) The Buyer has no inventories or accounts receivable.

                        (ii) All accounts payable of the Buyer reflected in the Commission Documents or arising after the date thereof are the result of bona fide transactions in the ordinary course of business and have been paid or are not yet due and payable.

            w. Related Party Transactions. Except as set forth in the Commission Documents no employee, officer, director or other affiliate of the Buyer has borrowed any moneys from or has outstanding any indebtedness or other similar obligations to the Buyer. Except as set forth in the Commission Documents, neither the Buyer nor any affiliate of the Buyer: (a) owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee or partner of, or consultant to, or lender to or borrower from or has the right to participate in the profits of, any person or entity which is (i) a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Buyer, (ii) engaged in a business related to the business of the Buyer, or (iii) a participant in any transaction to which the Buyer is a party; or (b) is a party to any Contract with the Buyer.

            x. Banks. The Buyer Disclosure Schedules contain a complete and correct list of the names and locations of all banks in which the Buyer has accounts or safe deposit boxes and the names of all persons authorized to draw thereon or to have access thereto. Except as set forth in the Buyer Disclosure Schedules, no person holds a power of attorney to act on behalf of the Buyer.

            y. Investment Intention. The Buyer is acquiring the Loan Receivable for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act). Buyer understands that the Loan Receivable has not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

            z. Financial Advisors. Except for Aegis Equity, LLC, no person has acted, directly or indirectly, as a broker, finder or financial advisor for the Buyer in connection with the transactions contemplated by this Agreement and no person is entitled to any fee or commission or like payment in respect thereof.

            aa. No Misrepresentation. No representation or warranty of the Buyer contained in this Agreement or in any schedule hereto or in any certificate or other instrument furnished by the Buyer to the Sellers pursuant to the terms hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Buyer that:

            a. Organization and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

            b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to sell and assign the Loan Receivable, in accordance with the terms hereof; (ii) the execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby (including without limitation, the assignment of the Loan Receivable to the Buyer) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly; and (iv) this Agreement constitutes, and upon execution and delivery by the Company an instrument of assignment of the Loan Receivable, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

            c. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby will not: (i) conflict with or result in a violation of any provision of the Company's articles of organization; (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or an instrument of assignment of the Loan Receivable, in accordance with the terms hereof or thereof or to sell and assign the Loan Receivable in accordance with the terms hereof. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

            d. Acknowledgment Regarding Buyer's Purchase of Loan Receivable. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer' purchase of the Loan Receivable. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Buyer.

            e. Investment Purpose. As of the date hereof, the Company is acquiring the Note for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

            f.  Accredited   Investor  Status.  The  Company  is  an  Accredited
Investor, as that term is defined in Rule 501(a) of Regulation D, promulgated pursuant to the Securities Act.

            g. Reliance on Exemptions. The Company understands that the Note is being offered and issued to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Buyer is relying upon the truth and accuracy of, and the Company's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Company set forth herein in order to determine the availability of such exemptions and the eligibility of the Company to acquire the Note.

            h. Governmental Review. The Company understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Note.

            i. Transfer or Re-sale. The Company understands that: (i) except as provided pursuant to Section 4(c) of this Agreement, the sale or re-sale of the Note and the conversion shares issuable upon conversion thereof have not been and are not being registered under the Securities Act or any applicable state securities laws, and such securities may not be transferred unless (A) such securities are sold pursuant to an effective registration statement under the Securities Act, (B) such securities are sold pursuant to Rule 144, promulgated under the Securities Act (or a successor rule) ("Rule 144"), or (C) such securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) ("Regulation S"); (ii) any sale of the Note and the conversion shares issuable upon conversion thereof made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Note or the conversion shares issuable upon conversion thereof under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Section 4(c) of this Agreement).

            j. Legends. The Company understands that the Note and, until such time as the conversion shares issuable upon conversion thereof have been registered under the Securities Act as contemplated by Section 4(c) of this Agreement or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the conversion shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act."

      The legend set forth above shall be removed and the Buyer shall issue a certificate without such legend to the holder of any security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold. The Company agrees to sell the Note and the conversion shares issuable upon conversion thereof, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

            k. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

            l. No Misrepresentation. No representation or warranty of the Buyer contained in this Agreement or in any schedule hereto or in any certificate or other instrument furnished by the Buyer to the Sellers pursuant to the terms hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

      4. COVENANTS.

            a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement.

            b. Form D; Blue Sky Laws. The Buyer agrees to file a Form D with respect to the Note as required under Regulation D, promulgated pursuant to the Securities Act. The Buyer shall, on or before the Closing Date, take such action as the Buyer shall reasonably determine is necessary to qualify the Note for sale to the Company pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification).

            c. Registration Rights.

                        (i) As promptly as possible, but in any event no later than ninety (90) days following the Closing Date, the Buyer shall prepare and file with the SEC a registration statement (the "Registration Statement") on Form SB-2 (or other applicable form) covering the resale of the Common Stock issuable upon conversion of the Note (the "Registrable Securities"). The Buyer shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of: (i) the date when all Registrable Securities covered by such Registration Statement have been sold publicly; or
(ii) the date when all Registrable Securities may be sold pursuant to Rule 144(k) (the "Effectiveness Period").

                        (ii) In connection with the Buyer's registration obligations hereunder, the Buyer shall: (A) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (B) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (C) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (D) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Company set forth in the Registration Statement as so amended or in such prospectus as so supplemented.

                        (iii) The Buyer shall promptly deliver to the Company, without charge, as many copies of the final prospectus or final prospectuses and each amendment or supplement thereto as the Company may reasonably request.

                        (iv) The Buyer shall cooperate with the Company to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a
Registration Statement, which certificates shall be free, to the extent permitted by law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Company may request.

                        (v) The Buyer shall pay all fees and expenses incident to the performance of or compliance with this Section 4(c), including: (A) all registration and filing fees and expenses, including without limitation those related to filings with the SEC and in connection with applicable state securities or "blue sky" laws; and (B) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Sellers).

                        (vi) Subject to the last sentence of this Section 4(c)(vi), if at any time prior to the expiration of the Effectiveness Period the Buyer shall determine to file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with employee benefit plans), the Buyer shall send to the Company written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Company shall so request in writing, the Buyer shall include in such registration statement all or any part of the Registrable Securities the Company requests to be registered. No right to registration of Registrable Securities under this Section 4(c)(vi) shall be construed to limit any registration required under Section 4(c)(i) hereof. Notwithstanding anything to the contrary set forth herein, the registration rights of the Company pursuant to this Section 4(c)(vi) shall only be available in the event the Buyer fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 4(c)(i) in accordance with the terms of this Agreement.

            d. Authorization and Reservation of Shares. The Buyer shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Note and issuance of the conversion shares in connection therewith (based on the conversion price of the Note in effect from time to time) and as otherwise required by the Note. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Note without the consent of the Company. If at any time the number of shares of Common Stock authorized and reserved for issuance is below that which is required for the full conversion of the Note, the Buyer will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 4(d).

      5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to sell and assign the Note to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

            a. The Buyer shall have executed this Agreement, and delivered the same to the Company.

            b. The  Buyer  shall  have  delivered  the Note in  accordance  with
Section 1(b) above.

            c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date. The Company shall have received a certificate or certificates, executed by the chief executive officer of the Buyer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Company.

            d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

      6. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE. The obligation of the Buyer hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

            a. Rebel Crew Films and the Rebel Crew Films Stockholders, including the Company, shall have executed the Stock Purchase Agreement and all related agreements and delivered the same to the Buyer.

            b. The Company shall have executed this Agreement and delivered the same to the Buyer.

            c. The Company shall have delivered to the Buyer a duly executed form of assignment, in such form and substance as is acceptable to the Buyer and the Buyer's counsel, to transfer ownership and right to the Loan Receivable to the Buyer.

            d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the managing member of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

            e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

      7. GOVERNING LAW; MISCELLANEOUS.

            a. Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CALIFORNIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

            b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

            d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

            e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

            f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                                    Rebel Holdings, LLC
                                    Attention:  Jay Rifkin
                                    6601 Center Drive West
                                    Suite 200
                                    Los Angeles, California
                                    Facsimile:  (310) 499-4334

                           With a copy to:

                                    Danzig Kaye Cooper Fiore & Kay, LLP
                                    Attn: David M. Kaye, Esq.
                                    30A Vreeland Road
                                    Florham Park, New Jersey 07932
                                    Facsimile: (973) 443-0609

                           If to the Buyer:

                                    Digicorp
                                    Attn: William B. Horne
                                    100 Wilshire Boulevard, Suite 1750
                                    Santa Monica, CA 90401
                                    Facsimile: (310) 752-1486

                           With copy to (which shall not constitute notice):

                                    Sichenzia Ross Friedman Ference LLP
                                    1065 Avenue of the Americas
                                    21st Floor
                                    New York, New York 10018
                                    Attention:  Marc J. Ross, Esq.
                                    Facsimile:  (212) 930-9725

      Each party shall provide notice to the other party of any change in address.

            g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

            h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. Non-Survival. The parties hereto hereby agree that none of the representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement, and the Closing hereunder.

            j. Further  Assurances.  The Company and the Buyer each shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            l. Remedies. The Company and the Buyer each acknowledge that a breach by it of its obligations hereunder will cause irreparable harm to the other party by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company and the Buyer each acknowledge that the remedy at law for a breach of its obligations under this Agreement will be inadequate and each agrees, in the event of a breach or threatened breach by it of the provisions of this Agreement, that the other party shall be entitled, in addition to all other available remedies at law or in equity, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.


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                                       21

      IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

                                             DIGICORP


                                               /s/ William B. Horne
                                              ----------------------------------
                                             William B. Horne
                                             Chief Executive Officer


                                             REBEL HOLDINGS, LLC


                                              /s/ Jay Rifkin
                                             -----------------------------------
                                             Jay Rifkin
                                             Managing Member